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                                                                     Exhibit 4.9

SPECIMEN COMMON STOCK CERTIFICATE


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        NUMBER                                                   SHARES
  [                ]                                       [                ]

    COMMON STOCK                [LOGO TO COME]                COMMON STOCK



INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE
                                                    CUSIP 83402P 10 4

 THIS CERTIFIES THAT


 is the record holder of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

                              SOFTWARE.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 /s/ Craig A. Shelburne     [CORPORATE SEAL        /s/ Frank Perna, Jr.
                         OF SOFTWARE.COM, INC.]

     SECRETARY                                         CHAIRMAN


                              COUNTERSIGNED AND REGISTERED:
                                                WELLS FARGO BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                              BY /s/
                                                            AUTHORIZED SIGNATURE

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     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and a statement of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be
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made to the Corporation's Secretary of the principal office of the Corporation.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a rights agreement between the Company and Wells Fargo Bank Minnesota, N.A., as the rights agent, dated as of August 10, 2000, (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company Will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, rights issued to, or held by, any person who is, was or becomes an acquiring person or any affiliate or associate thereof (as such terms are defined in the rights agreement), whether currently held by or on behalf of such person or by any subsequent holder, may become null and void.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT-.........Custodian..........
TEN ENT - as tenants by the                          (Cust)             (Minor)
          entireties                                 under Uniform Gifts to
JT TEN  - as joint tenants with                      Minors Act..................
          right of survivorship                              (State)
          and not as tenants in    UNIF TRF MIN ACT- .....Custodian (until age..)
          common                                     (Cust)
                                                     ......under Uniform Transfer
                                                     (Minor)
                                                     to Minors Act...............
                                                              (State)

 Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
   OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________
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                                       X__________________________________

                                       X__________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.